THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is entered into as of June 28, 2000 among Covance Inc. (the "Borrower"), certain of the Borrower's Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"), the Lenders party to the Credit Agreement defined below (the "Lenders"), Bank of America, N.A., formerly NationsBank, N.A., as Administrative Agent (the "Administrative Agent") and Wachovia Bank, N.A., successor by merger to Wachovia Bank of Georgia, N.A., as Syndication Agent (the "Syndication Agent"; the Administrative Agent, together with the Syndication Agent, may be referred to herein as the "Agents"). Capitalized terms used herein and not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement dated as of November 26, 1996 (as previously amended and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders consent to an amendment of certain provisions of the Credit Agreement; and

         WHEREAS, the Lenders executing below have agreed to such amendment of the Credit Agreement on the terms and subject to the conditions contained in this Third Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.       AMENDMENTS

         1.1 All references in the Credit Agreement to NationsBank, NationsBank, N.A., NationsBanc Capital Markets, Inc. and Wachovia Bank of Georgia, N.A. shall hereafter refer to Bank of America, Bank of America, N.A., Banc of America Securities LLC and Wachovia Bank, N.A., respectively.

         1.2 Section 1.1 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, definitions for the following terms:

                  "ASSET DISPOSITION" means the disposition of any or all of the assets of a Credit Party or any of its Subsidiaries whether by sale, lease, transfer, condemnation or otherwise, other than sales, leases, transfers or other dispositions of assets permitted by Sections 8.5(a)
         - (e).

                  "DIVIDEND RESTRICTED PAYMENT" has the meaning set forth in
         Section 8.8.

                  "FIFTY MILLION CREDIT AGREEMENT" means that certain Credit Agreement dated as of June 28, 2000 among the Borrower, the Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent, as such Credit Agreement may be amended, modified, supplemented, extended or restated from time to time.

                  "FMCA REVOLVING COMMITTED AMOUNT" means the "Revolving Committed Amount" as defined from time to time in the Fifty Million Credit Agreement.

                  "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of June 28, 2000 by and among Bank of America, as Administrative Agent under this Credit Agreement, Bank of America, as administrative agent under the Fifty Million Credit Agreement, and the Credit Parties, as amended, modified, supplemented or restated from time to time, in substantially the form of EXHIBIT 10.10.

                  "NET CASH PROCEEDS" means the aggregate amount of all proceeds paid in cash or Cash Equivalents received by any Credit Party in respect of any Asset Disposition (but with respect to any payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, only as and when received), net of (a) all fees and expenses (including, without limitation, investment banking fees, legal and accounting fees, sales commissions and brokerage commissions) incurred in connection with such Asset Disposition, (b) taxes paid or payable in connection with or as a result thereof and (c) any repayments of Indebtedness permitted by Section 8.1 (other than Borrower

         Obligations) to extent such repayments are required by the terms of the debt instrument governing such Indebtedness in connection with such Asset Disposition; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by a Credit Party in respect of any Asset Disposition

                  "PRO FORMA BASIS" means, for purposes of calculating the Leverage Ratio to determine compliance with the terms of Section 8.8, that any reduction of the Revolving Committed Amount (and corresponding prepayment of Loans) shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the last day of the most recently completed fiscal quarter preceding the date of such reduction (and prepayment) with respect to which the Administrative Agent and the Lenders have received the officer's certificate required to be delivered pursuant to Section 7.1(c).

                  "QUOTATION DAY" means (a) if the Loan is made in Dollars or any Foreign Currency other than Euro, two Business Days prior to the first day of such Interest Period and (b) if the Loan is made in Euro, two TARGET Days prior to the first day of such Interest Period; provided that if market practice differs in the Relevant Interbank Market for a Foreign Currency, then the Quotation Day for that Foreign Currency will be determined by the Administrative Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

                  "RELEVANT INTERBANK MARKET" means the market in which a London Interbank Offered Rate for the applicable Interest Period is available in immediately available funds in the applicable Foreign Currency.

                  "STOCK REPURCHASE RESTRICTED PAYMENT" has the meaning set forth in Section 8.8.

                  "TARGET" means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

                  "TARGET DAY" means any day on which TARGET is open for the settlement of payments in Euro.

         1.3 The definition of "ADJUSTED LEVERAGE RATIO" in Section 1.1 of the Credit Agreement is hereby deleted.

         1.4 The definition of "APPLICABLE PERCENTAGE" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "APPLICABLE PERCENTAGE" means (a) for Eurocurrency Loans and Letter of Credit Fees, 1.25% and (b) for Facility Fees, 0.25%.

         1.5 The definition of "BENEFITS PLAN" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "BENEFITS PLAN" means each of (a) the Employee Stock Ownership Plan of the Borrower, (b) the Trust Deed of the Covance Inc. Employee Share Trust between the trustee and the Borrower, (c) the Stock Purchase Savings Plan of the Borrower restated as of December 31, 1996,
         (d) the Employee Stock Purchase Plan of the Borrower, (e) the Employee Equity Participation Program of the Borrower and the 2000 Employee Equity Participation Program of the Borrower and (f) any other "pension plan" (as defined in Section 3(2) of ERISA) of the Borrower or trust created thereunder.

         1.6 The definition of "CREDIT DOCUMENTS" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "CREDIT DOCUMENTS" means this Credit Agreement, the Notes, any Joinder Agreement, the Fee Letter, the Collateral Documents, the Intercreditor Agreement and all other related agreements and documents issued or delivered hereunder by (i) a Guarantor to guarantee the Borrower Obligations or to secure such guarantee or (ii) the Borrower or one of its Subsidiaries (other than a Guarantor) to secure the Borrower Obligations.

         1.7 The definition of "EBIT" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "EBIT" means, for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses outside of the ordinary course of business); provided that for the fiscal quarter ending June 30, 2000, Net Income shall not include a one time restructuring charge not to exceed $16,500,000, PLUS (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period and (ii) total Federal, state, foreign or other income taxes for such period, all as determined in accordance with GAAP.

         1.8 The definition of "FOREIGN CURRENCY" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "FOREIGN CURRENCY" means British Pounds Sterling, Japanese Yen and the Euro or such other currency as agreed to between the Borrower and all the Lenders. Each Foreign Currency must be one (a) that is readily available to the Lenders and freely transferable and convertible into Dollars and (b) in which deposits are generally available to the Lenders in the London interbank market.

         1.9 The definition of "GUARANTOR" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "GUARANTOR" means at any time, (a) each of the parties to this Credit Agreement listed as "Guarantors" on the signature pages hereof (which are the only Material Domestic Subsidiaries as of the Closing
         Date) and (b) each other Person that is an Additional Credit Party, in each case, together with their successors and assigns, but excluding any such Person that shall have been released from its Guaranty Obligations pursuant to Section 4.9, Section 7.12 or Section 7.15.

         1.10     The definition of "LONDON INTERBANK OFFERED RATE" in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "LONDON INTERBANK OFFERED RATE" means, with respect to any Eurocurrency Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 or such other applicable page (or any successor page) as the London interbank offered rate for deposits in Dollars (or the applicable Foreign Currency) at approximately 11:00 A.M. (London time) on the Quotation Day for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, or such other applicable page, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "LONDON INTERBANK OFFERED RATE" shall mean, with respect to any Eurocurrency Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars (or the applicable Foreign Currency) at approximately 11:00 A.M. (London time) on the Quotation Day for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         1.11 The definition of "MATERIAL ADVERSE EFFECT" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect (after giving effect to any insurance proceeds or indemnification payments under existing insurance policies or agreements as long as the carrier of such policies or agreements has acknowledged coverage) on
         (a) the results of operations or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the ability of a Credit Party to perform its respective obligations under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole; provided, however, (i) the execution, delivery and performance of the Credit Documents shall not constitute an Material Adverse Effect and (ii) a one time restructuring charge in an amount not to exceed $16,500,000 taken by the Borrower during the fiscal quarter ending June 30, 2000 shall not constitute a Material Adverse Effect.

         1.12 The definition of "PERMITTED LIENS" in Section 1.1 of the Credit Agreement is hereby amended by adding the following subsection (u) and by making the appropriate grammatical and punctuation changes:

                           (u) Liens arising pursuant to and in connection with
                  Indebtedness permitted by Section 8.1(j); it being understood and agreed that such Liens shall rank pari passu with the Liens securing the Credit Party Obligations pursuant to the Collateral Documents in accordance with the terms of the Intercreditor Agreement.

         1.13 The definition of "U.S. DOLLAR EQUIVALENT" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "U.S. DOLLAR EQUIVALENT" means the amount of Dollars that would be realized by converting a Foreign Currency into Dollars at approximately 11:00 a.m. (London time), as set forth on the applicable Telerate Screen, on the date of determination; provided that if more than one rate is listed then the applicable conversion rate shall be the arithmetic average of such rates. If for any reason such conversion rates are not available, the U.S. Dollar Equivalent shall be calculated using the arithmetic average of the spot buying rates for such Foreign Currency in Dollars as quoted to the Administrative Agent by three foreign exchange dealers of recognized standing in the United States selected by the Administrative Agent at approximately 11:00 a.m. (London time) on any date of determination.

         1.14 Section 2.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) REDUCTIONS OF REVOLVING COMMITTED AMOUNT. Upon at least three Business Days' notice, the Borrower shall have the right to permanently terminate or reduce the aggregate unused amount of the Revolving Committed Amount at any time or from time to time; provided that (i) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the aggregate amount of outstanding Revolving Loans plus the aggregate amount of outstanding LOC Obligations plus the aggregate amount of Swing Line Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding. The Revolving Committed Amount shall be reduced pursuant to the terms of Section 3.3(b)(ii). Any reduction in (or termination of) the Revolving Committed Amount shall be permanent and may not be reinstated. The Administrative Agent shall immediately notify the Lenders of any reduction in the Revolving Committed Amount.

         1.15 Section 2.2(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (g) UNIFORM CUSTOMS AND PRACTICES. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

         1.16 Section 2.2(j)(v) of the Credit Agreement is hereby amended by inserting a comma and the term "ISP98" after the term "UCP" in the eighth line thereof.

         1.17 Sections 3.3(b) and (c) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  (b)      MANDATORY PREPAYMENTS.

                           (i) AVAILABILITY. If at any time (A) the sum of the
                  aggregate amount of Revolving Loans outstanding plus the aggregate amount of Swing Line Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding plus the aggregate amount of LOC Obligations outstanding exceeds the Revolving Committed Amount, (B) the aggregate amount of Swing Line Loans outstanding exceeds the Swing Line Committed Amount, (C) the aggregate amount of LOC Obligations outstanding exceeds the LOC Committed Amount, or (D) the aggregate amount of Revolving Loans outstanding in Foreign Currency plus the aggregate amount of LOC Obligations outstanding in Foreign Currency plus the aggregate amount of Competitive Bid Loans outstanding in Foreign Currency exceeds the U.S. Dollar Equivalent of Fifty Million Dollars ($50,000,000), the Borrower shall immediately make a principal payment to the Administrative Agent in the manner and in an amount necessary to be in compliance with Sections 2.1, 2.2,
                  2.3 or 2.4, as applicable.

                           (ii) ASSET DISPOSITIONS. Within two Business Days
                  after the closing of any Asset Disposition, (A) the Borrower shall prepay the Loans and the loans outstanding under the Fifty Million Credit Agreement, on a pro rata basis (determined based on the amounts outstanding thereunder on the date of such Asset Disposition), in an aggregate amount equal to 50% of the Net Cash Proceeds of such Asset Disposition and
                  (B) the Revolving Committed Amount and the FMCA Revolving Committed Amount shall be reduced, on a pro rata basis, by an aggregate amount equal to 50% of the Net Cash Proceeds of such Asset Disposition.

                  (c) APPLICATION OF PREPAYMENTS. All amounts required to be paid pursuant to Section 3.3(b)(i)(A) or 3.3(b)(ii) shall be applied FIRST to Revolving Loans (first to Base Rate Loans and then to Eurocurrency Loans in direct order of Interest Period maturities), SECOND to Swing Line Loans (first to Base Rate Loans and then to Quoted Rate Swing Line Loans), THIRD to a cash collateral account in respect of LOC Obligations and FOURTH to Competitive Bid Loans pro rata among the Lenders holding same. All amounts required to be paid pursuant to
         Section 3.3(b)(i)(B) shall be applied to Swing Line Loans (first to Base Rate Loans and then to Quoted Rate Swing Line Loans). All amounts required to be paid pursuant to Section 3.3(b)(i)(C) shall be paid to a cash collateral account in respect of LOC Obligations. All amounts required to be paid pursuant to Section 3.3(b)(i)(D) shall be applied FIRST to Revolving Loans outstanding in Foreign Currency (first to Base Rate Loans (if any) and then to Eurocurrency Loans in direct order of Interest Period maturities), SECOND to a cash collateral account in respect of LOC Obligations outstanding in Foreign Currency and THIRD to Competitive Bid Loans outstanding in Foreign Currency pro rata among the Lenders holding same. All prepayments hereunder shall be subject to
         Section 3.14 as well as any breakage fees in connection with a prepayment of a Competitive Bid Loan or a Quoted Rate Swing Line Loan and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

         1.18 A new Section 4.9 is hereby added to the Credit Agreement and reads as follows:

         4.9 RELEASE OF GUARANTOR. If any of the Guarantors shall cease to be a Subsidiary of the Borrower for any reason subject to and in accordance with the terms of the Credit Agreement, then such Guarantor shall, automatically and without any further action on the part of any party to any Credit Document, and upon notice to the Administrative Agent, be fully released and discharged from all its liabilities and obligations under or in respect of the Credit Documents to which such Guarantor is a party (other than liabilities and obligations resulting from a demand on such Guarantor's Guaranty pursuant to Section 9.2) and, promptly upon the request of the Borrower and at the expense of the Borrower, the Administrative Agent shall execute such documents and take such other action as is reasonably requested by the Borrower to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Borrower that such Guarantor has no liabilities or obligations resulting from a demand on such Guarantor's Guaranty pursuant to Section 9.2.

         In the event the Borrower or any of its Subsidiaries intends to sell, transfer or otherwise dispose of the capital stock of any Subsidiary (subject to and in accordance with the terms of the Credit Agreement) whose capital stock has been pledged and delivered to the Administrative Agent pursuant to a Pledge Agreement, upon notice thereof to the Administrative Agent, the Administrative Agent shall promptly deliver to the Borrower such capital stock (pursuant to an escrow arrangement acceptable to the Administrative Agent), and, effective upon such sale, transfer or disposition, the Liens imposed by or under the Credit Agreement and the Pledge Agreement on such capital stock shall automatically and without any further action on the part of any party to any Credit Documents, be fully released and discharged. Promptly upon the request of the Borrower and at the expense of the Borrower, the Administrative Agent shall execute such documents and take such other actions as is reasonably requested by the Borrower to evidence the release and discharge of any such Lien.

         In the event the Borrower or any of its Subsidiaries intends to sell, transfer or otherwise dispose of the capital stock of any Guarantor (subject to and in accordance with the terms of the Credit Agreement) which has executed and delivered a Collateral Assignment of Notes to the Administrative Agent, upon notice thereof to the Administrative Agent, the Administrative Agent shall promptly deliver to the Borrower the applicable promissory notes (pursuant to an escrow arrangement acceptable to the Administrative Agent), and, effective upon such sale, transfer or disposition, the Liens imposed by or under the Credit Agreement and the Collateral Assignment of Notes on such notes shall automatically and without any further action on the part of any party to any Credit Documents, be fully released and discharged. Promptly upon the request of the Borrower and at the expense of the Borrower, the Administrative Agent shall execute such documents and take such other actions as is reasonably requested by the Borrower to evidence the release and discharge of any such Lien.

         To the extent any of the provisions of this Section 4.9 are inconsistent with any of the provisions of Section 7.12 or Section 7.15, the provisions of this Section 4.9 shall govern.

         1.19 Section 7.1(c)(i) of the Credit Agreement is hereby amended by deleting the phrase "and showing the calculation of the Adjusted Leverage Ratio for purposes of determining Applicable Percentage" set forth therein.

         1.20 Sections 7.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         7.2      FINANCIAL COVENANTS.

                  (a) LEVERAGE RATIO. The Leverage Ratio, as of the end of each fiscal quarter of the Borrower for the twelve month period ending on such date, shall be less than or equal to:

                           (i)      On June 30, 2000 and September 30, 2000, 3.0
                  to 1.0; and

                           (ii) On December 31, 2000 and on the last day of each fiscal quarter of the Borrower thereafter, 2.75 to 1.0.

                  (b) FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio, as of the end of each fiscal quarter of the Borrower for the twelve month period ending on such date, shall be greater than or equal to:

                           (i)      On June 30, 2000 and September 30, 2000, 2.0
                  to 1.0; and

                           (ii) On December 31, 2000 and on the last day of each fiscal quarter of the Borrower thereafter, 2.25 to 1.0.

         1.21 Section 8.1 of the Credit Agreement is hereby amended by adding the following subsections (j) and (k) and by making the appropriate grammatical and punctuation changes:

                  (j) Indebtedness arising under the Fifty Million Credit Agreement in a principal amount not to exceed $50,000,000 (and renewals, refinancings or extensions thereof on terms and conditions substantially the same as such Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension); and

                  (k) Indebtedness consisting of any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, the principal amount of such Indebtedness not to exceed $35,000,000 in the aggregate.

         1.22 Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         8.5      SALE OR LEASE OF ASSETS.

         No Credit Party will, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including, without limitation, inventory, receivables, equipment, real property interests (whether owned or leasehold), and securities, other than (a) any inventory sold or otherwise disposed of in the ordinary course of business; (b) the sale, lease, transfer or other disposal by a Credit Party (other than the Borrower) of any or all of its assets to the Borrower or to another Credit Party; (c) obsolete, slow-moving, idle or worn-out assets (including inventory) no longer used or useful in its business; (d) the transfer of assets which constitute a Permitted Investment; (e) the lease of assets as provided in the Lease; or (f) such other transfer of assets if (i) such transfer is for fair market value, (ii) at the time of such transfer no Default or Event of Default exists and is continuing, (iii) as a result of such transfer no Material Adverse Effect would occur or be reasonably likely to occur, (iv) 50% of the Net Cash Proceeds from such transfer are used to prepay Loans in accordance with the terms of Section 3.3(b)(ii), and (v) the balance of the Net Cash Proceeds from such transfer (A) are used to prepay Loans, (B) are used to make Stock Repurchase Restricted Payments subject to and in accordance with the terms of Section 8.8 or (C) are reinvested in a business of a type similar to that which the Credit Parties and their Subsidiaries are already engaged or were engaged at the time of such transfer.

         1.23 Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         8.8      RESTRICTED PAYMENTS.

         No Credit Party will, directly or indirectly, nor will it permit its Subsidiaries to, (a) declare or pay any dividends or make any other distribution upon any shares of its capital stock of any class (each such dividend or distribution a "Dividend Restricted Payment") or (b) purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares (each such, repurchase, redemption, acquisition or retirement a "Stock Repurchase Restricted Payment"); provided that (i) any Subsidiary of the Borrower may make Dividend Restricted Payments or Stock Repurchase Restricted Payments to the Borrower or a Guarantor, (ii) Dividend Restricted Payments in the form of stock may be paid pursuant to the Rights Plan and the Benefits Plans, (iii) as long as no Default or Event of Default exists and is continuing, Dividend Restricted Payments may be made with respect to (A) the Benefits Plans of the type referred to in subsection (a) and
(b) of the definition of "Benefits Plans", (B) the Benefits Plans of the type referred to in subsection (c), (d), (e) and (f) of the definition of "Benefits Plans" in an aggregate amount not to exceed $50,000,000 during the term of this Credit Agreement and (C) the Rights Plans in an aggregate amount not to exceed $2,000,000 during the term of this Credit Agreement, (iv) other than with proceeds from a sale, lease, transfer or other disposition of assets or a business permitted by Section 8.5, Dividend Restricted Payments may be made (A) if no Default or Event of Default exists and is continuing and (B) if after giving effect thereto, the Credit Parties and their Subsidiaries are in compliance with Section 7.2 and (v) the Credit Parties shall be entitled to make Stock Repurchase Restricted Payments if (A) the Leverage Ratio, as determined on a Pro Forma Basis, is less than or equal to 1.5 to 1.0, (B) the Revolving Committed Amount hereunder and the FMCA Revolving Committed Amount have been permanently reduced to $150,000,000 or less in the aggregate, and (C) the Borrower delivers to the Administrative Agent and the Lenders an officer's certificate demonstrating compliance with the foregoing clauses (v)(A) and
(v)(B). The aggregate amount of all Stock Repurchase Restricted Payments after June 30, 2000 shall not exceed $75,000,000.

         1.24 Section 9.1 of the Credit Agreement is hereby amended by adding the following subsection (k) to read as follows:

                  (k) FIFTY MILLION CREDIT AGREEMENT. There shall occur an Event of Default (as defined in the Fifty Million Credit Agreement) under the Fifty Million Credit Agreement.

         1.25 A new Section 10.10 is hereby added to the Credit Agreement to read as follows:

         10.10    INTERCREDITOR AGREEMENT.

         The Lenders and the Agents acknowledge and agree that the collateral pledged to the Administrative Agent, on behalf of the Lenders, by the Credit Parties pursuant to the Collateral Documents shall also secure the obligations of the Credit Parties under the Fifty Million Credit Agreement and that the Liens granted by the Credit Parties pursuant to the Collateral Documents and the Liens granted by the Credit Parties in connection with the Fifty Million Credit Agreement shall rank pari passu. By execution hereof, each Lender hereby acknowledges and agrees to be bound by the terms of the Intercreditor Agreement and further authorizes and directs the Administrative Agent to enter into the Intercreditor Agreement on its behalf.

         1.26 A new EXHIBIT 10.10 is hereby added to the Credit Agreement in the form of EXHIBIT 10.10 attached hereto.

II.      CONDITIONS PRECEDENT

         2.1 This Third Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

                  (a) Counterparts of this Third Amendment duly executed by the Credit Parties and the Required Lenders;

                  (b) An amendment fee, for the benefit of each Lender that approves, executes and delivers to the Administrative Agent this Third Amendment prior to the effectiveness hereof, equal to 0.25% of the Commitment of such Lender;

                  (c) Copies of resolutions of the Board of Directors of each Credit Party (or its general partner, as applicable) approving and adopting this Third Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party (or its general partner, as applicable) to be true and correct and in force and effect as of the date hereof; and

                  (d) An opinion from legal counsel to the Credit Parties (which shall cover, among other things, authority, legality, validity, binding effect and enforceability), reasonably satisfactory to the Administrative Agent, addressed to the Agents and the Lenders and dated as of the date hereof.

III.     MISCELLANEOUS

         3.1 The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Third Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         3.2      Each of the Credit Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

                  (b) This Third Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Third Amendment.

                  (d) The representations and warranties of such Credit Party set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof except to the extent they expressly relate to an earlier date.

                  (e) No Default or Event of Default exists and is continuing.

         3.3      This Third Amendment shall constitute a Credit Document.

         3.4 The Guarantors acknowledge and consent to all of the terms and conditions of this Third Amendment and agree that this Third Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

         3.5 This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

         3.6 THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

BORROWER:
                               COVANCE INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

GUARANTORS:                    COVANCE PERIAPPROVAL SERVICES INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               COVANCE PHARMACEUTICAL PACKAGING
                               SERVICES INC., a Pennsylvania corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               COVANCE LABORATORIES INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                               COVANCE RESEARCH PRODUCTS INC.,
                               a Pennsylvania corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               COVANCE CENTRAL LABORATORY SERVICES
                               LIMITED PARTNERSHIP, AN INDIANA LIMITED
                               PARTNERSHIP

                               By Covance Central Laboratory Services Inc., a Delaware corporation, its General Partner

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               COVANCE PRECLINICAL CORPORATION,
                               a Washington corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               COVANCE CENTRAL LABORATORY SERVICES
                               INC., a Delaware corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               CJB INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               COVANCE BIOTECHNOLOGY SERVICES INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

AGENTS:

                               BANK OF AMERICA, N.A.,
                               formerly NationsBank, N.A., in its capacity as Administrative Agent and as a Lender

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               WACHOVIA BANK, N.A.,
                               Successor by merger to Wachovia Bank of Georgia, N.A., in its capacity as Syndication Agent and as a Lender

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

LENDERS:
                               BANK OF MONTREAL

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               THE FUJI BANK, LIMITED

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               BANK OF NOVA SCOTIA

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               PARIBAS, F/K/A BANQUE PARIBAS

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               BARCLAYS BANK PLC

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               THE CHASE MANHATTAN BANK

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               CREDIT SUISSE FIRST BOSTON

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               THE DAI-ICHI KANGYO BANK, LTD.

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               FLEET NATIONAL BANK

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               BANK OF TOKYO - MITSUBISHI TRUST
                               COMPANY

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               MELLON BANK, N.A.

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               PNC BANK, NATIONAL ASSOCIATION

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               THE SANWA BANK LTD.

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------